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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): SEPTEMBER 14, 2000

                            NEON COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     DELAWARE                       333-38600                  04-3523408
----------------------------     ------------              -------------------
(State or Other Jurisdiction     (Commission                (IRS Employer
   of Incorporation)             File Number)              Identification No.)

2200 WEST PARK DRIVE, WESTBOROUGH, MASSACHUSETTS                     01581
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   (Address of Principal Executive Offices)                       (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (508) 616-7800

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)


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Item 5.  Other Events.

     On September 14, 2000, the Company issued a press release announcing the completion of its corporate reorganization, as a result of which it became the parent holding company of NEON Optica, Inc. (formerly NorthEast Optic Network, Inc.) and the consummation of its transactions with Exelon Ventures Corp. and Consolidated Edison Communications, Inc., relating to the Company's expansion in the New York, Philadelphia, Baltimore and Washington, D.C. markets.

         A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

EXHIBIT           DESCRIPTION

99.1             Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEON Communications, Inc.
                                                   (Registrant)

                                              By: /S/ VICTOR COLANTONIO
                                                 -------------------------
                                              Name: Victor Colantonio
                                              Title:   President

Date:  September 14, 2000